UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2007

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

        Delaware                         1-11781                31-0676346
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)


7777 Washington Village Drive, Dayton, Ohio                            45459
(Address of principal executive offices)                            (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2007, the shareholders of Dayton Superior Corporation approved the Fifth Amendment to the Dayton Superior Corporation 2000 Stock Option Plan, as amended. The Fifth Amendment (a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference) provides that stock options may be granted under the plan to directors of the Corporation and independent contractors. Prior to the amendment, the plan only permitted stock options to be granted to directors of the Corporation. The Fifth Amendment has been adopted by the Board of Directors of the Company on April 18, 2007, subject to stockholder approval.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

     10.1  Fifth Amendment to Dayton Superior Corporation 2000 Stock Option Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DAYTON SUPERIOR CORPORATION


Date: May 30, 2007                By:  /s/ Edward J. Puisis
                                       -----------------------------------------
                                       Edward J. Puisis
                                       Executive Vice President and Chief
                                       Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                                      Description
-----------                                      -----------

10.1                       Fifth Amendment to Dayton Superior Corporation 2000
                           Stock Option Plan